UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_______________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
_________________________________

Date of Report (Date of earliest event reported): June 12, 2018

SMART SAND, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37936	45-2809926
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1725 Hughes Landing Blvd., Suite 800
The Woodlands, Texas 77380
(Address of principal executive offices and zip code)

(281) 231-2660
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act.    ☒

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 12, 2018, Smart Sand, Inc. (the "Company") held its annual meeting of stockholders (the “Annual Meeting”).  As of the record date for the Annual Meeting, 40,937,238 shares of common stock were outstanding, each entitled to one vote per share. At the Annual Meeting, the Company’s stockholders were requested to: (i) elect two Class II members of the Company’s board of directors to serve until the Company’s 2021 annual meeting of stockholders; (ii) ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018; and (iii) approve, on an advisory basis, the compensation of the Company’s named executive officers for the year ended December 31, 2017. Each of the foregoing proposals is more fully described in the Company’s definitive proxy statement, which was filed with the Securities and Exchange Commission on April 24, 2018.

1.    The stockholders elected Andrew Speaker and Colin M. Leonard to serve as Class II members of the Company’s board of directors for a three-year term.  The results of the voting are as follows:

Name	For	Withheld	Broker Non-Votes
Andrew Speaker	27,055,678	4,080,084	7,169,024
Colin M. Leonard	25,302,962	5,832,800	7,169,024

2.    The stockholders also approved the proposal to ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018.  The voting results for this proposal were 37,717,545 shares for, 113,542 shares against, and 473,699 shares abstained.

3.    The stockholders also approved, on a non-binding and advisory basis, the compensation paid to the Company’s named executive officers during the year ended December 31, 2017.  The voting results for this proposal were 30,211,020 shares for, 425,595 shares against, 499,147 shares abstained, and 7,169,024 shares were broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2018	SMART SAND, INC. By: /s/ Lee E. Beckelman Lee E. Beckelman Chief Financial Officer